    As filed with the Securities and Exchange Commission on December 9, 1999

                                              File No.  333-____________
================================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                          __________________________

                                   FORM S-8

                       REGISTRATION STATEMENT UNDER THE
                            SECURITIES ACT OF 1933

                               KOPIN CORPORATION
--------------------------------------------------------------------------------
            (Exact Name of Registrant as Specified in Its Charter)

                                   DELAWARE
--------------------------------------------------------------------------------
        (State or Other Jurisdiction of Incorporation or Organization)

                                  04-283393
--------------------------------------------------------------------------------
                     (I.R.S. Employer Identification No.)

 695 Myles Standish Blvd., Taunton, MA                       02780-1042
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                     (Zip Code)

             KOPIN CORPORATION 1992 STOCK OPTION PLAN, AS AMENDED
                           (Full Title of the Plan)

John C.C. Fan                 with copies to:
Chief Executive Officer                              John J. Concannon III, Esq.
Kopin Corporation                                    Bingham Dana LLP
695 Myles Standish Blvd.                             150 Federal Street
Taunton, MA 02780-1042                               Boston, MA 02110
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

(508) 824-6696                                                    (617) 951-8000
--------------------------------------------------------------------------------
         (Telephone Number, Including Area Code, of Agent For Service)



==============================================================================================================
                                     CALCULATION OF REGISTRATION FEE
                                                                       Proposed
 Title of                                        Proposed               Maximum
Securities                  Amount               Maximum               Aggregate                  Amount of
  to be                     to be                Offering              Offering                 Registration
Registered                Registered              Price*                Price*                      Fee
-------------------  --------------------  --------------------  --------------------  -----------------------
Common Stock                550,000                $61.50             $33,825,000                 $8,930.00
$.01 par
value per share
--------------------------------------------------------------------------------------------------------------

* This estimate is made pursuant to Rule 457(h) solely for the purpose of determining the registration fee. It is not known how many shares will be purchased under the Plan or at what price such shares will be purchased. The above calculation is based on the offering of up to 550,000 shares at a purchase price of $61.50 per share, which purchase price was the average of the high and low prices of the Registrant's Common Stock as reported on December 2, 1999.

                                  INTRODUCTION

     This Registration Statement on Form S-8 is filed by Kopin Corporation, a Delaware corporation (the "Company" or the "Registrant"), in connection with the registration of 550,000 shares of common stock, par value $0.01 per share of the Company (the "Shares"), which are in addition to the 1,325,000 shares of common stock, par value $0.01 per share of the Company which were registered on the Company's Form S-8 filed on February 20, 1998 (File No. 333-46613) (the "Prior Registration Statement"). Pursuant to General Instruction E of Form S-8, the contents of the Prior Registration Statement, to the extent relating to the registration of the Shares and except as otherwise set forth in this Registration Statement, are incorporated by reference herein.


Item 8:  Exhibits
------   --------

     The following exhibits are filed as part of or incorporated by reference into this Registration Statement:

     4.1*        Amended and Restated Certificate of Incorporation of the
                 Registrant.

     4.2**       Amended and Restated By-laws, as amended, of the Registrant.

     4.3***      Kopin Corporation 1992 Stock Option Plan, as amended.

     5 Opinion and Consent of Bingham Dana LLP as to the legality of the securities being registered.

     23.1        Independent Auditors' Consent -- Deloitte & Touche LLP.

     23.2        Consent of Bingham Dana LLP
                 (included in Exhibit 5).
     ______________
     * Filed as Exhibit 3.1 to registration statement on Form S-1, File No. 33-57450 and incorporated herein by reference.

     ** Filed as Exhibit 3.2 to registration statement on Form S-1, File No. 33-57450 and incorporated herein by reference.

     *** Filed as Appendix A to proxy statement filed pursuant to Rule 14a-6 of the Exchange Act, filed with the Securities and Exchange Commission on April 10, 1997, and incorporated herein by reference.

                                   SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Taunton, Commonwealth of Massachusetts, on the 8th day of December 1999.

                         KOPIN CORPORATION

                         By: /s/ John C.C. Fan
                             -----------------
                            John C. C. Fan
                            Chief Executive Officer

  Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

             Signature                             Title                            Date
             ---------                             -----                            ----
/s/ John C.C. Fan                    Chief Executive Officer,                 December 8, 1999
-----------------------------------  President (Principal Executive
John C. C. Fan                       Officer) and Director

/s/ David E. Brook                   Director and Secretary                   December 8, 1999
-----------------------------------
David E. Brook
/s/ Andrew H. Chapman                Director                                 December 8, 1999
-----------------------------------
Andrew H. Chapman
/s/ Morton Collins                   Director                                 December 8, 1999
-----------------------------------
Morton Collins
/s/ Chi Chia Hsieh                   Director                                 December 8, 1999
-----------------------------------
Chi Chia Hsieh
/s/ Michael A. Wall                  Director                                 December 8, 1999
-----------------------------------
Michael A. Wall
/s/ Richard A. Sneider               Chief Financial Officer                  December 8, 1999
-----------------------------------  (Principal Accounting Officer and
Richard A. Sneider                   Principal Financial Officer)

                                 EXHIBIT INDEX


     Exhibit No.   Description of Documents
     -----------   ------------------------------------

       4.1*        Amended and Restated Certificate of
                   Incorporation of the Registrant.

       4.2** Amended and Restated By-laws, as amended, of the Registrant.

       4.3***      Kopin Corporation 1992 Stock Option Plan, as amended.

       5 Opinion and Consent of Bingham Dana LLP as to the legality of the securities being registered.

       23.1        Independent Auditors' Consent -- Deloitte & Touche LLP.

       23.2        Consent of Bingham Dana LLP (included in Exhibit 5.)
     ______________

     * Filed as Exhibit 3.1 to registration statement on Form S-1, File No. 33-57450 and incorporated herein by reference.

     ** Filed as Exhibit 3.2 to registration statement on Form S-1, File No. 33-57450 and incorporated herein by reference.

     *** Filed as Appendix A to proxy statement filed pursuant to Rule 14a-6 of the Exchange Act, filed with the Securities and Exchange Commission on April 10, 1997, and incorporated herein by reference.